SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2007

Uphonia, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28008	13-3750708
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

1818 N. Farwell Ave.
Milwaukee, WI 53202
(Address of principle executive offices)

(414) 727-2688
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Copies to:
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 2, 2007, Uphonia, Inc. (the “Company”), appointed Frank J Orlando as Chief Restructuring Officer and Katherine Ostruszka as Chief Financial Officer and Secretary.

Since January 2007, Mr. Orlando has served Chief Restructuring Officer, Chief Financial Officer, Secretary and a Director of Headliners Entertainment Group, Inc., a publicly traded company engaged in entertainment management. Since March 2007, Mr. Orlando has served as Chief Restructuring Officer, Chief Financial Officer and Secretary of E-Total Source, Inc., a publicly traded company engaged in developing and supplying proprietary multimedia technology and publishing of multimedia development software. Since 2004, Mr. Orlando has served as the Executive Vice President and Director of Marine Growth Ventures, Inc., a specialized holding company engaged in various marine industry operations. From September 1996 until April 2002, Mr. Orlando was vice president and director of corporate development for Phoenix Internet Technologies, Inc., a start up Internet service provider (ISP). In April 2002, Phoenix Internet Technologies, Inc. was sold and Mr. Orlando was retained by the new owners and worked there in a similar capacity until September 2003. From September 2003 through September 2004, Mr. Orlando acted as a consultant to Phoenix Investors, LLC. Mr. Orlando received Bachelors Degrees in Marketing and Production & Operations Management from the University of Wisconsin - Oshkosh in 1995.

Ms. Ostruszka was controller since September 2004 and has been Chief Financial Officer since July 2005 of Marine Growth Ventures, Inc., a specialized holding company engaged in various marine industry operations. Ms. Ostruszka has over fourteen years of experience in financial analysis particularly in the areas of real estate, gaming, telecommunications and technology while working for Phoenix Investors, LLC and its family of companies. In addition, Ms. Ostruszka is also currently and has been the controller for Phoenix Investors, LLC since 2004. From 1997 until 2004 Ms. Ostruszka was employed by the Waukesha County Technical College. Ms. Ostruszka also holds a position as an economics instructor at Waukesha County Technical College, Wisconsin. Ms. Ostruszka received a BA in Economics and International Affairs from Marquette University and a MS in Management from the University of Wisconsin - Milwaukee.

Item 8.01 Other Events

The Company’s new executive offices and phone number 1818 N. Farwell Ave, Milwaukee, WI 53202, 414-727-2688.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPHONIA, INC.

By:	/s/ FRANK J. ORLANDO
Frank J. Orlando Chief Restructuring Officer

Date: May 3, 2007